Exhibit 99.1

NEUROSURGERY OPHTHALMOLOGY QUALITY. PERFORMANCE. INNOVATION. Annual Shareholders’ Meeting Presentation December 12, 2013

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may include statements concerning management’s expectations of future financial results, potential business, potential acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets and similar statements, all of which are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under “Risk Factors” included in Synergetics USA, Inc.’s Annual Report on Form 10-K for the year ended July 31, 2013, and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. Safe Harbor Statement *

Program Topic Presenting Annual Stockholder Meeting Business Meeting Bob Dick Stockholder Assembly Strategy Update Recent Developments Ophthalmology Neuro /OEM Dave Hable Marketing Base Business Update New Products Launched Jason Stroisch Operations Enterprise Wide Lean Initiative East Integration John Copeland Finance Pam Boone Q & A Session Bob Dick Dave Hable *

Business Meeting *

Shareholders’ Business Meeting Declaration of Quorum Election of Directors Approval of the Second Amended and Restated Synergetics USA, Inc. 2001 Stock and Performance Incentive Plan Advisory (Non Binding) Approval of Compensation of the Company’s Named Executive Officers Ratification of the Appointment of UHY LLP as Independent Registered Public Accounting Firm Report of Inspectors of Election *

Strategy Update *

Overall Strategy Drive accelerating growth in Ophthalmology Manage OEM neurosurgery business for stable growth and strong cash flows Deliver improving profitability through enterprise-wide lean initiatives Demonstrate solid financial performance *

Recent Developments *

Recent Developments Ophthalmology Continued progress in the early stages of commercialization of our innovative, portable vitrectomy machine, VersaVIT™ / increased competitive response / pricing / delayed resolution of evaluations Challenging environment has pressured revenue growth in base ophthalmic business this year Internal focus on improving operational excellence and enterprise-wide lean initiatives M.I.S.S. Ophthalmics LTD acquisition King of Prussia plant closure *

Ophthalmic Surgical Market *

2011 Global Retinal Surgery Device Market *We estimate that the vitreoretinal market grew approximately 7 percent to $997 million in 2012, as compared to 2011. Annual Rate of Growth* ~7% Market Size = $935 Million *

2012 Global Retinal Surgery Device Market Market Size = $1.13 Billion *

Ophthalmic Products Core VersaPACK™ VersaVIT™ Directional Laser Probes DDMS- Diamond Duster Membrane Scraper Endoilluminator Awh Chandelier Photon II New * Directional Laser Probe

VersaVIT™ vs. the Competition VersaVIT™ vs. ACCURUS® (25lbs vs. 90lbs) CONSTELLATION® Vision System CONSTELLATION® Vision System and ACCURUS® are registered trademarks of Alcon® Laboratories, a division of Novartis *

Recent Developments OEM (Neurosurgery) OEM partnerships remain strong – 10.4% growth in FY 2013 after a slow start (low-single digit growth y/y) during 1H 2013 2nd Quarter FY 2014 Inventory management challenge Internal focus on improving operational excellence and enterprise-wide lean initiatives M.I.S.S. Ophthalmics LTD acquisition King of Prussia plant closure *

OEM (Neurosurgery) Products Codman Stryker Lesion Generator SONOPET OMNI Ultrasonic Aspirator Disposable Tips Codman Synergy Disposable Bipolar Forceps CMC V *

Marketing *

Base Business Update Several of our base business product platforms are being challenged Laser Probes More and more low cost providers are entering the market Alcon utilizing new vitrectomy machine with built in laser to gain business Iridex has new agreement with low cost provider DORC has copied our patented Directional Laser Probe and is offering at aggressively low prices overseas Light pipe business Competition has caught up on technology for light sources New stronger light sources built into new generation vitrectomy machine platforms Several other products in our product offering have become commoditized in the retinal space. This includes: Soft tip cannulas Iris retractors Even our popular DDMS is now offered by 4 different companies *

Base Business Update How are we dealing with this erosion? Developing key new products to be launched in FY14 that currently are not available today by any manufacturer Shifting business focus towards vitrectomy machines and packs Utilizing VersaVIT platform as vessel for locking down accounts Tracking lost business on monthly business and going back to accounts to find solution to gain back business *

Over Last 12 months New Products Launched Most new products launched during last 12 months were in support of the VersaVIT vitrectomy system Stealth Blade Port Entry System Valved Port Entry System Biopsy Kit for VersaVIT Curved Illuminated Laser Probe * Stealth Blade Port Entry System Valved Port Entry System Biopsy Kit for VersaVIT™

Operations *

Enterprise Wide Lean Initiative Goal Create a culture of continuous improvement through all functional operational areas by driving out waste in processes Results Improved Service Levels Overall fill rate in excess of 92% Reduced Costs Scrap Reduction Labor Content Reduction Examples Production – Bipolar Forceps Multiple Kaizen Events to increase capacity of Bipolar forceps production Increased production from 600 forceps/week to 1500 forceps/week Reduced scrap rate by 67% Support – Labor Reporting Upgraded our labor reporting to an electronic labor logging system Reduced the amount of time spent daily on manually entering 200+ direct labor time sheets Free up 75% of one support resource to focus on value added activities Future State (FY2014) 14 cross-functional Continuous Improvement opportunities currently identified for this fiscal year. *

East Integration Goal Create a capital equipment center of excellence in our O’Fallon location and realize reduced operating costs. KOP Operation Design and manufacture of electrosurgical generators for Bipolar coagulation and lesion generation Supply Codman and Stryker 24 Employees 14,000 sq. ft. leased space Project Highlights Duration - 14 months Completion - December 2014 Products will transfer in a serial fashion Safety Stock builds will mitigate risk of service disruptions Financials Total project investment = $900,000 Operating Expense Reduction = Over $1.0 MM annually beginning FY2016 *

Finance *

Sales (dollars in thousands) *

Net Income from Continuing Operations (dollars in thousands) (Exclusive of One-Time Events) (dollars in thousands) *

EBITDA from Operations (dollars in thousands) (dollars in thousands) (Exclusive of One-Time Events) *

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial information that management believes is useful to investors in evaluating the Company’s performance. More information about these non-GAAP financial measures are included in a Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission immediately prior to this presentation. This Current Report on Form 8-K is available on the Company’s website at www.synergeticsusa.com by clicking on Financial Information: SEC Filings under the Investor Relations tab. *

Major Financial Events Alcon Settlement – April 23, 2010: In April 2010, we entered into a Settlement and License Agreement. Alcon paid the Company $32.0 million in settlement and license proceeds. The net proceeds were $21.4 million, after contingency payments to the attorneys. In 3Q 2010, we recognized a gain of $2.4 million from the settlement. In 1Q 2012, we made a $5.8 million tax payment on the net settlement amount which made our cash flow from operations negative during this time period. In 2Q 2012, Alcon canceled the project, orders and forecasts covering the two products to have been supplied under the Supply Agreement. The remaining portion of the proceeds has been accounted for as an up-front licensing fee and is being deferred over the life of the patents. Currently, we are recognizing $1,288,000 of this deferred revenue annually. * (Continued)

Major Financial Events Neurosurgery Distribution Changes are going very well since they were implemented in FY 2010: Codman – Exclusive distribution of disposable bipolar forceps. In the last full year of direct forceps sales (2009), we sold approximately $3.1 million. For FY 2013, we sold approximately $5.1 million of forceps to Codman. Stryker – Exclusive distribution of ultrasonic aspirator tips and accessories. In the last full year of direct ultrasonic aspirator tips and accessories (2009), we sold approximately $4.2 million. For FY 2013, we sold approximately $7.9 million of ultrasonic aspirators tips and accessories to Stryker. In addition, we performed $142,000 of development work for Stryker. (Continued) *

Major Financial Events Inventory Write-Offs: In the 3Q of FY 2012, we recorded $367,000, primarily for obsolete inventory In the 2Q of FY 2013, we recorded $2.1 million, primarily for excess inventory In June 2012, we received regulatory approval for our VersaVIT vitrectomy system In July 2013, we acquired our long-standing UK distributor, M.I.S.S. Ophthalmics LTD *

Q & A Session *

NEUROSURGERY OPHTHALMOLOGY QUALITY. PERFORMANCE. INNOVATION. 3845 Corporate Centre Drive O’Fallon, MO 63368 (636) 939-5100 www.synergeticsusa.com